EXHIBIT 10.1

EXECUTION VERSION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made as of October 17, 2016 (the “Closing Date”), by and among (i) Trans World Entertainment Corporation, a New York corporation (the “Company”), and (ii) the shareholders of the Company listed in Schedule I hereto (each a “Seller” and, collectively, the “Sellers”). Capitalized terms used herein have the meanings set forth in Article I of this Agreement.

WHEREAS, the Company, the Sellers and certain other parties have entered into that certain Share Purchase Agreement dated as of October 17, 2016 (the “Purchase Agreement”), pursuant to which the Sellers will receive shares (the “Consideration Shares”) of common stock, par value $0.01 per share, of the Company (“Company Common Stock”);

WHEREAS, the Company and the Sellers desire to establish certain rights, terms and conditions in connection with the Consideration Shares issued pursuant to the Purchase Agreement, effective as of and subject to the occurrence of the Closing;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01.     Definitions.

(a)     As used in this Agreement, the following terms shall have the meanings indicated below:

“Blackout Period” means (i) the period beginning on the date that is 2 weeks before the end of each fiscal quarter and fiscal year of the and ending on the date that is 2 days after the public disclosure by the Company of its quarterly or annual earnings information, as applicable, (ii) the period from and including the Friday after Thanksgiving until the date that is 2 days after public disclosure by the Company of the Company’s holiday sales information, and (iii) such other period or periods as may be imposed by the Company from time to time if the board of directors of the Company determines in its reasonable good faith judgment that a public filing would (A) materially interfere with an acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company; (B) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (C) render the Company unable to comply with requirements under the Securities Act or Exchange Act.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended.

“Holder” means a Seller for so long as such Seller is the registered owner of any Registrable Shares.

“Nasdaq” means the Nasdaq Stock Market LLC.

“Participating Holder” means a Holder who has (i) elected to include Registrable Shares in a Registration Statement, (ii) provided the Required Information, and (iii) entered into the underwriting agreement and such other customary agreements as may be requested by the Company and/or the underwriters.

“Participating Shares” means Registrable Shares included in a Registration Statement, the registered owner of which is a Participating Holder.

“Person” means any individual, firm, partnership, corporation, trust, joint venture, association, joint stock company, limited liability company, unincorporated organization or any other entity or organization, including a government or agency or political subdivision thereof, and shall include any successor (by merger or otherwise) of such entity.

“Prospectus” means the prospectus included in any Registration Statement; all amendments and supplements to any prospectus included in any Registration Statement, including pre- and post-effective amendments; and all other material incorporated by reference in any such prospectus.

“register,” “registered” and “registration” means a registration effected by preparing and filing the Registration Statement or similar document in compliance with the Securities Act, and the declaration or ordering of effectiveness of the Registration Statement or similar document pursuant to the Securities Act.

“Registrable Shares” means (i) any outstanding Consideration Shares, (ii) any other shares of Company Common Stock the holders of which are entitled to registration rights, and (iii) any securities that may be issued or distributed or be issuable in respect thereof by way of conversion, dividend, stock split or other distribution, merger, consolidation, exchange, recapitalization or reclassification or similar transaction or exercise or conversion of any of the foregoing; provided that any such of the foregoing securities shall cease to be “Registrable Shares” to the extent (a) such Registrable Shares have been disposed of pursuant to a Registration Statement or Rule 144; (b) such Registrable Shares were sold or otherwise transferred in a private transaction other than a transaction contemplated by Section 3.02(b); or (c) such Registrable Shares shall have ceased to be outstanding.

“Registration Statement” shall mean any registration statement of the Company, including the related Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, and all exhibits and all material incorporated by reference in such registration statement, filed with the SEC.

“Rule 144” means Rule 144 under the Securities Act (or any similar rule then in force).

“SEC” means the Securities and Exchange Commission, or any successor agency having jurisdiction to enforce the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended.

“Selling Expenses” means, with respect to any Demand Registration or Piggyback Registration, (i) all underwriting fees, discounts, selling commissions and similar expenses, (ii) all stock transfer taxes applicable to the sale of Registrable Shares in connection with such Demand Registration or Piggyback Registration, (iii) except for the fees and disbursements of the Participating Holder Counsel borne and paid by the Company as provided in Section 2.03, all fees and disbursements of counsel for Participating Holders, and (iv) all other expenses incurred by Participating Holders.

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As used in this Agreement, the following terms shall have the meanings assigned in the section indicted:

Agreement	Preamble
Arbitration Award	3.06
Claims	2.04(a)
Company	Preamble
Company Common Stock	Recitals
Consideration Shares	Recitals
Demand Notice	2.01(a)(i)
Demand Registration	2.01(a)(i)
Demand Registration Request	2.01(a)(i)
Initiating Holders	2.01(a)(i)
Maximum Amount	2.01(d)
Piggyback Notice	2.01(b)
Piggyback Registration	2.01(b)(i)
Purchase Agreement	Recitals
Required Information	2.01(c)
Sellers	Preamble

All capitalized terms not otherwise defined in this Agreement shall have the meanings assigned thereto in the Purchase Agreement.

ARTICLE II

REGISTRATION RIGHTS

SECTION 2.01.     Registration Rights. Subject to the terms and conditions set forth herein, the Holders shall have registration rights in respect of their Registrable Shares as follows:

(a)     Demand Registration Rights.

(i)     At any time after October 17, 2018, if (A) the Holders have not been given the opportunity to exercise piggyback registration rights in accordance with Section 2.01(b) in connection with an underwritten offering in which the Maximum Amount includes at least 80% of the Consideration Shares requested to be included in such registration statement by the Holders pursuant to Section 2.01(b)(ii), and (b) the Company is qualified at such time to register the offer and sale of securities under the Securities Act pursuant to a Registration Statement on Form S-3 or any successor form thereto, subject to the limitations set forth in Section 2.01(a)(iii), the Holders of the Consideration Shares that are then Registrable Shares (“Initiating Holders”) shall have the right to request registration (a “Demand Registration Request”) under the Securities Act of all or any portion of their Registrable Shares pursuant to a Registration Statement on Form S-3 (a “Demand Registration”); provided that the Company shall not be obligated to effect more than one (1) Demand Registration in any 12-month period, nor more than two (2) Demand Registrations in total. Each Demand Registration Request shall specify the names of the Initiating Holders and the number of Registrable Shares requested to registered by each Initiating Holder. Within 10 days after receipt of a Demand Registration Request, the Company shall provide notice (a “Demand Notice”) to all holders of Registrable Shares that a Demand Registration Request has been made by the Initiating Holders and shall offer such holders the

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opportunity to include their Registrable Shares in the Registration Statement to be filed to satisfy such Demand Registration Request.

(ii)     Any Holder wishing to register its Registrable Shares shall notify the Company in writing prior to the deadline specified in the Demand Notice (which deadline shall be reasonable and, in any event, not less than 10 days after the date of such Demand Notice) of the number of Registrable Shares requested to be registered by such Holder. The Company shall use its commercially reasonable efforts to include in the offering the number of Registrable Shares requested to be included by each Holder. The Company will select the underwriters for each Demand Registration, and shall use its commercially reasonable efforts prepare and file with the SEC within 45 days after receipt of a Demand Registration Request is received, a Registration Statement on Form S-3 covering all of the Registrable Shares that the Initiating Holders and any other Participating Holders have requested the Company to register.

(iii)     The Company shall not be obligated to effect any Demand Registration (A) within ninety (90) days after the effective date of any Piggyback Registration in which Initiating Holders had the opportunity to register the offer and sale of Registrable Shares under the Securities Act, (B) during any Blackout Period, or (C) unless the aggregate proceeds expected to be received from the sale of the Registrable Shares requested to be included in such Demand Registration is not less than $15,000,000.

(iv)     The Company may postpone, suspend or withdraw the filing or effectiveness of a Registration Statement for a Demand Registration if the board of directors of the Company determines in its reasonable good faith judgment that such Demand Registration would (A) materially interfere with an acquisition, corporate organization, financing, securities offering or other similar transaction involving the Company; (B) require premature disclosure of material information that the Company has a bona fide business purpose for preserving as confidential; or (C) render the Company unable to comply with requirements under the Securities Act or Exchange Act; provided, that if the Company has postponed or suspended filing or effectiveness for more than 90 days or has withdrawn a Registration Statement filing, the Initiating Holders shall be entitled to withdraw their Registration Request and, if such Registration Request is withdrawn, such Demand Registration shall not count as a Demand Registration hereunder.

(b)     Piggyback Registration Rights.

(i)     If the Company proposes to file a Registration Statement (other than a Registration Statement (A) on Form S-8 or any successor form applicable to employee benefit-related offers and sales, (B) where the securities being offered are not being sold for cash or (C) where the offering is a bona fide offering of securities not of the same class as the Registrable Shares, even if such securities are convertible into or exchangeable or exercisable for securities of the same class as the Registrable Shares) with respect to a primary or secondary offering by the Company of Company Common Stock (other than a secondary offering pursuant to Section 2.01(a)), the Company shall give written notice (a “Piggyback Notice”) of such proposed filing to the Holders as soon as practicable (but in no event less than 20 days before the anticipated filing date), and such notice shall offer the Holders the opportunity to register (a “Piggyback Registration”) such number of Registrable Shares as each such Holder may request.

(ii)     Any Holder wishing to exercise piggyback registration rights shall notify the Company in writing prior to the deadline specified in the Piggyback Notice (which deadline shall be reasonable and, in any event, not less than 10 days after the date of such Piggyback Notice) of the number of Registrable Shares requested to be registered by such Holder. Subject to the

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cutback requirements set forth in Section 2.01(d) below, the Company shall include in the Registration Statement the number of Registrable Shares requested to be included by each Holder.

(iii)     Notwithstanding delivery of a Piggyback Notice, the Company may in its sole discretion delay filing a Registration Statement, or withdraw a Registration Statement at any time prior to the time it becomes effective, or delay or suspend the effectiveness of a Registration Statement.

(c)     Required Information. Each Holder agrees to provide to the Company in writing such information relating to such Holder and its ownership of Registrable Shares as the Company may reasonably request in order to satisfy the applicable disclosure requirements in connection with any Registration Statement or Prospectus (the “Required Information”). It shall be a condition precedent to the obligations of the Company to include any Registrable Shares requested to be included in a Registration Statement that the Company shall have received all the applicable Required Information from such Holder, it being understood that each Holder may consult as appropriate with its own counsel and advisors at its own expense in connection with the completion of the Required Information. The Company may exclude from any Registration Statement the Registrable Shares of any Holder who fails to furnish the Required Information within a reasonable period of time prior to the filing. Each Holder shall notify the Company of any inaccuracy or change in any information previously furnished by such Holder to the Company or of the occurrence of any event, in either case as a result of which any Prospectus relating to the Participating Shares covered by the Registration Statement contains or would contain an untrue statement of a material fact or omits to state any material fact with respect to such Holder required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly furnish to the Company any additional information required to correct and update any previously furnished information (including Required Information) so that such Prospectus shall not contain an untrue statement of a material fact or omit to state a material fact with respect to such Holder required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)     Underwritten Offerings. All Participating Holders in any underwritten offering shall enter into an underwriting agreement containing usual and customary terms, including representations, warranties, indemnification and lock-up provisions, with the underwriter(s) selected by the Company. No Participating Holder may participate in any registration hereunder which is underwritten unless such Holder (a) agrees to sell its Participating Shares on the basis provided in such underwriting agreement, and (b) completes and executes all questionnaires, powers of attorney, lock-up agreements, indemnities and other customary documents required under the terms of such underwriting agreement. If the underwriters of any underwritten offering advise the Company that, in their opinion, the number of shares of Company Common Stock requested to be included in an underwritten offering exceeds the amount that can be sold in such offering without adversely affecting the distribution of such offering, or the offering price per share of Company Common Stock, such offering will include only the number of shares of Company Common Stock that the underwriters advise can be sold in such offering (the “Maximum Amount”). In the case of a Demand Registration or a Piggyback Registration on a secondary offering, the number of Registrable Shares proposed to be sold by all Participating Holders shall be cutback pro rata based on the number of Registrable Shares initially requested by them to be included in such offering, or in such other proportion as may be mutually be agreed by all Participating Holders. In the case of a Piggyback Registration on a primary offering by the Company, the Company will have first priority and, to the extent the number of shares of

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Company Common Stock to be sold by the Company does not exceed the Maximum Amount, the number of Registrable Shares proposed to be sold by Participating Holders shall be cutback pro rata based on the number of Registrable Shares initially requested by them to be included in such offering.

SECTION 2.02.     Registration Procedures.

(a)     In connection with any Registration Statement and any Prospectus relating to the Participating Shares, subject to the terms herein, the Company shall use reasonable commercial efforts to:

(i)      furnish to the Participating Holders and their respective counsel draft copies of the Registration Statement or Prospectus proposed to be filed at least 3 days prior to such filing;

(ii)     cause the Registration Statement and Prospectus to comply as to form in all material respects with the SEC requirements of the applicable SEC form;

(iii)    prepare and file with the SEC such amendments, post-effective amendments and supplements to the Registration Statement and the applicable Prospectus as may be necessary as determined by the Company;

(iv)    subject to Section 2.07, register or qualify the Participating Shares for offer and sale under the securities or blue sky laws of such jurisdictions as any Holder or the underwriters reasonably requests in writing;

(v)     list the Participating Shares on Nasdaq or on the principal securities exchange or interdealer quotation system on which the Company Common Stock is then listed or quoted;

(vi)    notify promptly the Participating Holders after becoming aware of any of the events described in sub-clauses (A) through (E) of this paragraph: (A) when the Registration Statement or any Prospectus has been filed, and when the same has become effective, if applicable, (B) of any request by the SEC or any United States state securities authority for amendments or supplements to the Registration Statement or any Prospectus or for additional information (other than comment letters relating to the documents incorporated or deemed incorporated therein by reference), (C) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (D) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Participating Shares for sale in any jurisdiction or the initiation of any proceeding for such purpose or (E) of the happening of any event or the existence of any fact which makes any statement in the Registration Statement or Prospectus untrue in any material respect or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(vii)     obtain the withdrawal of any stop order or other order enjoining or suspending the use or effectiveness of the Registration Statement or the lifting of any suspension of the qualification of any of the Participating Shares for sale in any jurisdiction;

(viii)     deliver promptly to the Participating Holders, upon written request therefor, copies of all correspondence between the SEC and the Company, its counsel or auditors including any comment and response letters with respect to the Registration Statement or Prospectus (but

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excluding any comment and response letters relating to any documents incorporated or deemed incorporated by reference into the Registration Statement);

(ix)     subject to customary confidentiality agreements, permit the Participating Holders or their representatives to conduct, at their sole expense, such investigation with respect to information contained in or omitted from the Registration Statement or Prospectus as they deem reasonably necessary for the purpose of conducting customary due diligence with respect to the Company, provided that any such investigation shall not interfere with the Company’s business;

(x)      provide and cause to be maintained a transfer agent and registrar for all Participating Shares;

(xi)     cooperate with the Participating Holders to facilitate the timely entry into the book-entry system of the transfer agent of the Participating Shares to be sold under the Registration Statement in a form eligible for deposit with The Depository Trust Company; and

(xii)    in connection with any underwritten public offering pursuant to a Demand Registration, enter into an underwriting agreement containing usual and customary terms, including indemnification and lock-up provisions, with underwriter(s) selected by the Company.

SECTION 2.03.     Registration Expenses. The Company shall pay the fees and disbursements of the Company’s counsel and accountants, all registration and filing fees, all Nasdaq listing fees and all printers’ fees and costs and the reasonable fees and disbursements, not to exceed $15,000, of one counsel for the Participating Holders (the “Participating Holder Counsel”), if any, in connection with the registration of Participating Shares. The Company shall not be responsible for any Selling Expenses, all of which shall be paid by the Participating Holders (allocated on a pro rata basis among such Participating Holders based on their Participating Shares or on such other basis as may be agreed among the Participating Holders).

SECTION 2.04.     Indemnification; Contribution.

(a)     The Company shall, and hereby agrees to, indemnify and hold harmless each Participating Holder and its partners, members, directors, officers, employees, agents and controlling Persons, if any, in any offering or sale of the Participating Shares pursuant to the Registration Statement, against any losses, claims, damages or liabilities, actions or proceedings (whether commenced or threatened) in respect thereof and expenses (including reasonable fees of counsel) (collectively, “Claims”) to which each such indemnified party may become subject, insofar as such Claims (including any amounts paid in settlement effected with the consent of the Company as provided herein), or actions or proceedings in respect thereof, (i) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, or any Prospectus or preliminary Prospectus contained therein with respect to Participating Shares, or any amendment or supplement thereto, or any document incorporated by reference therein, or (ii) arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in each case in light of the circumstances in which they were made, not misleading; provided that the Company shall not be liable to any such Participating Holder in any such case to the extent that any such Claims arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, Prospectus or preliminary Prospectus relating to the Participating Shares, or amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by the Participating Holder with respect to such Participating Holder expressly for use therein, or by such Participating Holder’s failure to furnish the Company, upon the Company’s reasonable request, with the information

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with respect to such Participating Holder, or such Participating Holder’s intended method of distribution, that is the subject of the untrue statement or omission, or if such Participating Holder sold securities to the Person alleging such Claims without sending or giving, at or prior to the written confirmation of such sale, a copy of the applicable Prospectus (excluding any documents incorporated by reference therein) or of the applicable Prospectus, as then amended or supplemented (excluding any documents incorporated by reference therein), if the Company had previously furnished copies thereof to the Participating Holders, and such Prospectus corrected such untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement.

(b)     Each Participating Holder, severally and not jointly, shall, and hereby agrees to, indemnify and hold harmless the Company, its directors, officers, employees and controlling Persons, if any, in any offering or sale of Participating Shares pursuant to the Registration Statement, against any Claims to which each such indemnified party may become subject, insofar as such Claims (including any amounts paid in settlement effected with the consent of such Participating Holder as provided herein), or actions or proceedings in respect thereof, arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, any Prospectus or preliminary Prospectus contained therein with respect to the Participating Shares, or any document incorporated by reference therein, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such Participating Holder with respect to such Participating Holder expressly for use therein; provided, that in no event shall any indemnity under this Section 2.04(b), when combined with any contribution under Section 2.04(d), exceed the total proceeds from the offering received by such Participating Holder unless such liability arises out of or is based on fraud or willful breach by such Participating Holder.

(c)     Promptly after receipt by an indemnified party under Section 2.04(a) or Section 2.04(b) of written notice of the commencement of any action or proceeding for which indemnification under Section 2.04(a) or Section 2.04(b) may be requested, such indemnified party shall notify such indemnifying party in writing of the commencement of such action or proceeding. In case any such action or proceeding shall be brought against any indemnified party and it notifies an indemnifying party of the commencement thereof, such indemnifying party shall be entitled to participate therein and, to the extent that it shall determine, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, such indemnifying party shall not be liable to such indemnified party for any legal or any other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within twenty (20) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded based on an opinion of counsel that there may be one or more legal defenses available to such indemnified party which are not available to the indemnifying party; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one firm of counsel for all indemnified parties) and the indemnifying party shall be liable for any expenses therefor (including, without limitation, any such reasonable counsel’s fees). If the indemnifying party is not entitled to, or elects not to, assume the defense of a claim, it will not be obligated to pay the fees and expenses of more than one counsel for all indemnified parties with respect to such claim. The

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indemnifying party will not be subject to any liability for any settlement made without its consent (not to be unreasonably withheld, conditioned or delayed). No indemnifying party shall, without the prior written consent of the indemnified party, compromise or consent to entry of any judgment or enter into any settlement agreement with respect to any action or proceeding in respect of which indemnification is sought under Section 2.04(a) or Section 2.04(b) (whether or not the indemnified party is an actual or potential party thereto), unless such compromise, consent or settlement is solely for monetary damages and includes an unconditional release of the indemnified party from all liability in respect of such claim or litigation, and does not include a statement or admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

(d)     The Participating Holders and the Company agree that if, for any reason, the indemnification provisions contemplated by Section 2.04(a) or Section 2.04(b) hereof are unavailable to or are insufficient to hold harmless an indemnified party in respect of any Claims referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such Claims in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to the applicable offering of securities. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or by such indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. If, however, the allocation in the first sentence of this Section 2.04(d) is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative fault, but also the relative benefits of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 2.04(d) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the preceding sentences of this Section 2.04(d). Notwithstanding any of the foregoing, in no event shall any contribution by any Participating Holder under this Section 2.04(d), when combined with any amounts payable or paid by such Participating Holder under Section 2.04(b), exceed the total proceeds from the offering received by such Participating Holder, unless such liability arises out of or is based on fraud or willful breach by such Participating Holder. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

SECTION 2.05.     Rule 144.

(a)     Each Holder acknowledges that the Registrable Shares are “restricted securities” that may not be sold unless sold pursuant to an offering registered with the SEC or pursuant to an exemption from the registration requirements.

(b)     With a view to making available to the Holders the benefits of certain rules and regulations of the SEC that may permit the sale of the Registrable Shares to the public without registration after a holding period of six months, the Company agrees to use its reasonable commercial efforts to: (i) make and keep current public information available, within the meaning of Rule 144, at all times that it is subject to the reporting requirements of the Exchange Act; (ii) file with the SEC, in a timely manner, all reports and other documents required under the Securities Act and Exchange Act (at all times that it is subject to such reporting requirements); and (iii) so long as any Holder owns any Registrable Shares, subject to the terms and conditions herein, furnish to such Person forthwith upon

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written request any of the statements referenced in items 1 or 2 of the “Note to Paragraph (c)” that appears at the end of Rule 144(c).

SECTION 2.06.     Confidentiality. Subject to any required public disclosure by the Company under applicable legal requirements, the parties shall maintain confidentiality with respect to any discussions of proposed offerings or proposed repurchases of Company Common Stock.

SECTION 2.07.     Other Matters. Nothing in this Agreement shall limit the Company’s ability to grant to any third party, in its sole and absolute discretion, rights with respect to the registration of any securities issued or to be issued by the Company or the Company’s ability to issue, distribute or offer equity securities. Nothing in this Agreement shall require the Company to (i) qualify to do business as a foreign corporation in any jurisdiction where it would not otherwise be required to be so qualified, (ii) execute or file any general consent to service of process under the laws of any jurisdiction, (iii) take any action that would subject it to service of process in suits other than those arising out of the offer and sale of Participating Shares covered by the Registration Statement in any jurisdiction where it is not already subject to service of process, or (iv) subject itself to taxation in any jurisdiction where it would not otherwise be obligated to do so.

ARTICLE III

MISCELLANEOUS

SECTION 3.01.     Effectiveness. The terms and conditions set forth in this Agreement shall become effective as of the Closing Date and shall continue in effect until all the Registrable Shares have either ceased to be Registrable Shares or ceased to be held by the Sellers, except for the provisions of Section 2.04, Section 2.07 and all of this Article III, which shall survive any such termination.

SECTION 3.02.     Successors and Assigns; Third Party Beneficiaries.

(a)     This Agreement shall be binding upon, shall inure to the benefit of and shall be enforceable by the Company and by the Sellers and their respective successors and permitted assigns, and no term or provision of this Agreement is for the benefit of, or intended to create any obligations to, any other Person. Except as set forth in Section 3.02(b), this Agreement shall not be assigned and no obligations hereunder may be transferred by any party hereto. Any attempted assignment or transfer, which does not comply with the provisions of this Section 3.02, shall be null and void ab initio.

(b)     The rights to cause the Company to register Participating Shares pursuant to Article II may be assigned (but only with all related obligations) (i) by a Holder to a transferee or assignee of such Participating Shares that (A) is an affiliate, subsidiary, parent, member, retired member, partner, limited partner, retired partner or stockholder of a Holder, (B) is a Person who received such securities from the Holder by will or intestacy or (C) is a Holder’s family member or trust for the benefit of an individual Holder; provided that (x) promptly after such transfer the Company is furnished with the Required Information regarding the transferee or assignee; (y) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement by executing and delivering to the Company a joinder agreement in form and substance satisfactory to the Company in its reasonable discretion; and (z) no such assignment shall require the Company to include the Registrable Shares in any Registration Statement except as and to the extent provided in Article II.

SECTION 3.03.     Amendments; Waiver. This Agreement may be amended only by an agreement in writing. Any party may waive in whole or in part any benefit or right provided to it under this Agreement, such waiver being effective only if contained in a writing executed by the waiving party.

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No failure by any party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon breach thereof shall constitute a waiver of any such breach or of any other covenant, duty, agreement or condition, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

SECTION 3.04.     Notices. All notices and other communications hereunder shall be in writing and shall be deemed delivered, given and received (a) when delivered in person, (b) when transmitted by facsimile (with written confirmation of completed transmission), (c) when sent by email (upon receipt by sender of confirmation of receipt by recipient, which confirmation shall be promptly delivered by recipient if so requested by sender in the applicable notice or other communication), or (d) when delivered by an express courier (with written confirmation of delivery) to the parties hereto at the following addresses (or to such other address or facsimile number or email address as such party may have specified in a written notice given to the other parties):

(a)     if to the Company, to:

Trans World Entertainment Corporation
38 Corporate Circle
Albany, New York 12203
Attention: John Anderson, Chief Financial Officer
Facsimile: 518-862-9747
E-mail: janderson@twec.com

with a copy to:

Cahill Gordon & Reindel LLP
80 Pine Street
New York, New York 10005
Attention: John Schuster, Esq.
Facsimile: 212-378-2332
E-mail: jschuster@cahill.com

(b)     if to the Sellers, to each Seller address as set forth on its signature page hereto.

SECTION 3.05.     Governing Law; Forum. This Agreement shall be governed by governed by the laws of the State of New York, without regard to its conflict of laws principles. Subject to Section 3.06, each of the parties hereto irrevocably consents to the exclusive jurisdiction and venue of the courts of the State of New York, County of New York, or, if it has or can acquire jurisdiction, in the United States District Court for the Southern District of New York, in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such Persons and waives, and covenants not to assert or plead, any objection which they might otherwise have to such jurisdiction, venue and such process. Subject to Section 3.06, each party agrees not to commence any legal proceedings related hereto except in such courts.

SECTION 3.06.     Resolution of Conflicts; Arbitration. Any claim or dispute arising out of or related to this Agreement, or the interpretation, making, performance, breach or termination thereof, shall (except as specifically set forth in this Agreement) be finally settled through a private and confidential arbitration proceeding (the “Arbitration”) to be held in Manhattan, New York in accordance with the AAA Rules and Procedures, except as they may be modified hereby. Notwithstanding anything to the

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contrary in the AAA Rules and Procedures: (i) the Arbitration shall be held before a panel of three independent arbitrators none of whom shall be appointed by any party hereto; (ii) the panel shall not have the authority to modify or change any of the terms of this Agreement; (iii) all parties hereto and the panel shall maintain the confidentiality of any arbitration award (the “Award”) unless the Company, in its sole discretion, elects to make the Award public; (iv) the Award shall be final and binding upon all parties; and (v) judgment upon the Award may be entered in any federal or state court of competent jurisdiction in any state of the United States and/or in any foreign court having jurisdiction over the Person or Persons liable to pay the Award. The parties agree that each party shall pay its own costs and expenses (including counsel fees) of any such arbitration, and each party waives its right to seek an order compelling the other party to pay its portion of its costs and expenses (including counsel fees) for any arbitration.

SECTION 3.07.     Headings. The heading references herein and the table of contents hereof are for convenience purposes only, and shall not be deemed to limit or affect any of the provisions hereof.

SECTION 3.08.     Integration. This Agreement constitutes the entire agreement among the parties with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof.

SECTION 3.09.     Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party hereto. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that the transactions contemplated hereby are fulfilled to the fullest extent possible.

SECTION 3.10.     Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, and all of which shall constitute one and the same Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first written above.

TRANS WORLD ENTERTAINMENT CORPORATION

By:	Name: /s/ Michael Feurer
Title: President and Chief Executive Officer

[ ], as a Seller

By:
Name:
Title:

Address for notices:

Schedule I

Thomas C. Simpson
Susanne Baab-Simpson
Joshua A. Neblett
Joseph L. Herzog
Cowles Company
WIN Partners, LLC
Jean J. Balek-Miner
KickStart, LLC
Murray K. Huppin and Leslie S. Huppin
Grabbing Gears, LLC
Wayne Williams
Scott Simpson
Bill McAleer
David Barbieri
William Kinzel
Tyler and Ciera Alvarado
Sarah Neblett